                        UBS FINANCIAL SECTOR FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114


                      STATEMENT OF ADDITIONAL INFORMATION


     UBS Financial Sector Fund Inc. is a non-diversified, professionally managed, open-end management investment company organized as a Maryland corporation.


     UBS Global Asset Management (US) Inc. ("UBS Global AM"), serves as the investment advisor and administrator for the fund. UBS Global AM has appointed DSI International Management, Inc. ("DSI" or "sub-advisor"), to serve as sub-advisor for the fund's investments. UBS Global AM and DSI are both indirect wholly owned asset management subsidiaries of UBS AG. UBS Global AM also serves as the fund's principal underwriter and selects dealers for the sale of shares.



     Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-647 1568.


     This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated July 29, 2003. A copy of the Prospectus may be obtained by calling your Financial Advisor or by calling the fund toll-free at 1-800-647 1568. This SAI is dated July 29, 2003.


                               TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
   The Fund and Its Investment Policies ................................     2
   The Fund's Investments, Related Risks and Limitations ...............     2
   Strategies Using Derivative Instruments .............................    12
   Organization of the Fund; Directors and Officers; Principal Holders
    and Management Ownership of Securities .............................    21
   Investment Advisory, Administration and Principal Underwriting
    Arrangements .......................................................    32
   Portfolio Transactions ..............................................    38
   Reduced Sales Charges, Additional Purchase, Exchange and
    Redemption Information and Other Services ..........................    40
   Conversion of Class B Shares ........................................    43
   Valuation of Shares .................................................    43
   Performance Information .............................................    44
   Taxes ...............................................................    46
   Other Information ...................................................    49
   Financial Statements ................................................    50

                     THE FUND AND ITS INVESTMENT POLICIES

     The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

     The fund's investment objective is long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in equity securities of companies in the financial services industry. These companies include banks, savings and loan institutions ("thrifts"), insurance companies, commercial finance companies, consumer finance companies, brokerage companies, investment management companies, companies that provide specialized services closely allied to financial services (such as transaction processing and financial printing) and their holding companies.

     Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by financial services companies. The fund may invest up to 20% of its net assets in equity securities issued by companies outside the financial services industries and in investment grade bonds of all issuers. The fund will interpret these policies as if the following phrase appeared immediately after the words "net assets" in both sentences above:
"(plus the amount of any borrowing for investment purposes)." The fund has adopted these policies as "non-fundamental" policies. This means that these investment policies may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy. To be considered a financial services company, the company must: (1) derive at least 50% of either its revenues or earnings from financial services activities or devote at least 50% of its assets to these activities; or (2) be engaged in "securities-related businesses," meaning it derives more than 15% of its gross revenues from securities brokerage or investment management activities. Subject to the foregoing, the fund may also invest up to 20% of its total assets in equity securities and investment grade bonds of foreign issuers. The fund may invest in securities other than equity securities when, in the sub-advisor's opinion, their potential for capital appreciation is equal to or greater than that of equity securities or when such holdings might reduce volatility in the fund. The fund may not invest more than 5% of its total assets in the equity securities of any one company engaged in securities-related businesses. The fund may invest in banks and thrifts (and their holding companies) only if their deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). However, neither the securities of these companies nor the fund's shares are insured by the FDIC or any other federal or governmental agency.

     The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. See "The Fund's Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund also may invest in securities of other investment companies and may sell securities short "against the box."


             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

     EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

     Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

     While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

     BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

     Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

     CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

     CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and other nationally recognized statistical rating agencies ("rating agencies") are private services that provide ratings of the credit quality of bonds and certain other securities. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by the fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

     In addition to ratings assigned to individual bond issues, the sub-advisor will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

     Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the sub-advisor to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the sub-advisor determines to be of comparable quality.

     Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield" bonds) are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or determined by the sub-advisor to be of comparable quality. Investments in non-investment grade bonds entail greater risk than do higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

     The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, during which there have been times of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent years by volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that such declines will not recur.

     The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit the fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market.

     U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

     Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted periodically in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS will decline during periods of deflation, but the principal amount payable at maturity will not be less than the original par amount. If inflation is lower than expected while the fund holds TIIS, it may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes--Other Information," below.

     INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

     Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.


     Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of the fund's assets are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose the fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

     The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also makes foreign investing more expensive than domestic investing.

     The fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of the fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

     ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

     The fund anticipates that its brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. However, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Although the fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     Investments in foreign sovereign debt involves special risks. Foreign sovereign debt includes bonds issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default. Foreign sovereign debt differs from bonds issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of foreign government bonds in the event of default under commercial bank loan agreements.

     Investment income and gains on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject. In addition, substantial limitations may exist in certain countries with respect to the fund's ability to repatriate investment capital or the proceeds of sales of securities.

     FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of the fund's foreign investments. The fund's share value may change significantly when its investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

     The fund values its assets daily in U.S. dollars and does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. From time to time the fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the fund could suffer a loss of some or all of the amounts deposited. The fund may convert foreign currency to U.S. dollars from time to time.

     The value of the fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. The fund conducts its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

     ZERO COUPON AND OTHER OID SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made and are issued at a deep discount from their maturity value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

     The fund may invest in other securities with original issue discount ("OID"), a term that means the securities are issued at a price that is lower than their value at maturity, even though the securities also may make cash payments of interest prior to maturity. These OID securities usually trade at a discount from their face value.

     Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those which the sub-advisor has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. If the fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to the sub-advisor pursuant to guidelines approved by the board. The sub-advisor takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). UBS Global AM and the sub-advisor monitor the liquidity of restricted securities in the fund's portfolio and report periodically on such decisions to the board.

     UBS Global AM and the sub-advisor also monitor the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM and the sub-advisor will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

     TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. The fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. In addition, if UBS Global AM selects a new sub-advisor to manage all or a part of the fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new sub-advisor. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only with counterparties in transactions believed by the sub-advisor to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks and securities dealers or their affiliates.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The Fund's Investments, Related Risks and Limitations--Segregated Accounts."

     COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, the sub-advisor, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

     LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.


     Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.


     SHORT SALES "AGAINST THE BOX." The fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."


     The fund might make a short sale "against the box" to hedge against market risks when the sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment value or conversion premiums of such securities.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than a normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.


     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. The fund may sell the right to acquire the security prior to delivery if the sub-advisor deems it advantageous to do so, which may result in a gain or loss to the fund. See "The Fund's Investments, Related Risks and Limitations--Segregated Accounts."

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of its sub-advisor, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

     SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

INVESTMENT LIMITATIONS OF THE FUND

     FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), the fund will comply with the applicable restrictions of
Section 18 of the Investment Company Act.

     The fund will not:

     (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the financial services industries.

     (2) issue senior securities or borrow money, except as permitted under the Investment Company Act, and then not in excess of 331/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.


     (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     The fund will not:

     (1) invest more than 10% of its net assets in illiquid securities.

     (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.


                    STRATEGIES USING DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts and swap transactions. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

     The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the sub-advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

     Options on Securities and Foreign Currencies--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

     Options on Securities Indices--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     Securities Index Futures Contracts--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     Interest Rate and Foreign Currency Futures Contracts--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.


     Options on Futures Contracts--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     Forward Currency Contracts--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. The fund may use Derivative Instruments to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses), or to facilitate trading, reduce transaction costs or adjust its exposure to different asset classes. The fund may use Derivative Instruments on currencies, including forward currency contracts, to hedge against price changes of securities that the fund owns or intends to acquire that are attributable to changes in the value of the currencies in which the securities are denominated. In addition, the fund may use Derivative Instruments on currencies to shift exposure from one currency to another or to attempt to realize gains from favorable changes in exchange rates.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     The fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when the sub-advisor believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when the sub-advisor believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which the fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

     In addition to the products, strategies and risks described below and in the Prospectus, the sub-advisor may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The sub-advisor may utilize these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow:

     (1) Successful use of most Derivative Instruments depends upon the ability of the sub-advisor to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the sub-advisor is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because the sub-advisor projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

     (4) As described below, the fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which it invests and related indices and on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under "The Fund's Investments, Related Risks and Limitations--Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

     The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with it, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

     If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

     LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

     (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

     (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

     (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

     FUTURES. The fund may purchase and sell securities index futures contracts, interest rate futures contracts and foreign currency futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

     Futures strategies also can be used to manage the average duration of the fund's bond portfolio. If the sub-advisor wishes to shorten the average duration of the fund's bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the sub-advisor wishes to lengthen the average duration of the fund's bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of futures or related options can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

       (1) To the extent the fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of its net assets.

       (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

       (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

     FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, the fund may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes or in anticipation of future investments. Such currency hedges can protect against price movements in a security the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which the sub-advisor believes will have a positive correlation to the value of the currency being hedged. In addition, the fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the sub-advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

     Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

     SWAP TRANSACTIONS. The fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

     The fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.

     The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Since segregated accounts will be established with respect to such transactions, the sub-advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. The fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

     The fund will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed by the sub-advisor to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

               ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS;
           PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


     The fund was organized on February 13, 1986 as a Maryland corporation and has one operating series. The fund has authority to issue 300 million shares of common stock of separate series, par value $0.001 per share.

     The fund is governed by a board of directors, each of whom serves an indefinite term of office, which oversees the fund's operations and which is authorized to establish additional series. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each director (sometimes referred to as "board member") and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a director or officer of the fund, the director's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by such director.



INTERESTED DIRECTORS



                                             TERM OF
                                             OFFICE+                                                           OTHER
                             POSITION(S)    AND LENGTH                              NUMBER OF PORTFOLIOS   DIRECTORSHIPS
                                 HELD           OF       PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX         HELD BY
   NAME, ADDRESS, AND AGE     WITH FUND    TIME SERVED     DURING PAST 5 YEARS      OVERSEEN BY DIRECTOR     DIRECTOR
--------------------------- ------------- ------------- ------------------------- ----------------------- --------------
Margo N. Alexander*++; 56      Director   Since 1996    Mrs. Alexander is         Mrs. Alexander is a     None
                                                        retired. She was an       director or trustee of
                                                        executive vice            19 investment
                                                        president of UBS          companies
                                                        Financial Services        (consisting of 40
                                                        Inc. (March 1984 to       portfolios) for which
                                                        December 2002).           UBS Global AM or
                                                        She was chief             one of its affiliates
                                                        executive officer         serves as investment
                                                        (from January 1995        advisor, sub-advisor
                                                        to October 2000), a       or manager.
                                                        director (from
                                                        January 1995 to
                                                        September 2001)
                                                        and chairman (from
                                                        March 1999 to
                                                        September 2001) of
                                                        UBS Global AM.

                                            TERM OF
                                            OFFICE+                                                            OTHER
                            POSITION(S)    AND LENGTH                              NUMBER OF PORTFOLIOS    DIRECTORSHIPS
                                HELD           OF       PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX         HELD BY
  NAME, ADDRESS, AND AGE     WITH FUND    TIME SERVED     DURING PAST 5 YEARS      OVERSEEN BY DIRECTOR      DIRECTOR
-------------------------- ------------- ------------- ------------------------- ------------------------ --------------
Brian M. Storms*++; 48        Director   Since 2003    Mr. Storms is chief       Mr. Storms is            None
                                and                    executive officer of      director or trustee of
                              Chairman                 UBS Global Asset          23 investment
                               of the                  Management--              companies
                              Board of                 Americas region           (consisting of 83
                             Directors                 (since July 2002).        portfolios) for which
                                                       Mr. Storms was chief      UBS Global AM or
                                                       executive officer,        one of its affiliates
                                                       president and/or          serves as investment
                                                       chief operating           advisor, subadvisor
                                                       officer of UBS            or manager.
                                                       Global AM and
                                                       certain affiliated
                                                       asset management
                                                       companies from
                                                       1999 to July 2002.
                                                       He was president of
                                                       Prudential
                                                       Investments
                                                       (1996-1999).

INDEPENDENT DIRECTORS
Richard Q. Armstrong; 68      Director   Since 1996    Mr. Armstrong is          Mr. Armstrong is a       Mr. Armstrong
R.Q.A. Enterprises                                     chairman and              director or trustee of   is also a
One Old Church Road                                    principal of R.Q.A.       19 investment            director of
-- Unit #6                                             Enterprises               companies                AlFresh
Greenwich, CT 06830                                    (management               (consisting of 40        Beverages
                                                       consulting firm)          portfolios) for which    Canada, Inc.
                                                       (since April 1991         UBS Global AM or         (a Canadian
                                                       and principal             one of its affiliates    beverage
                                                       occupation since          serves as investment     subsidiary of
                                                       March 1995).              advisor, sub-advisor     AlFresh Foods
                                                                                 or manager.              Inc.)

David J. Beaubien; 68         Director   Since 2001    Mr. Beaubien is           Mr. Beaubien is a        Mr. Beaubien
101 Industrial Road                                    chairman of Yankee        director or trustee of   is also a
Turners Falls, MA 01376                                Environmental             19 investment            director of
                                                       Systems, Inc., a          companies                IEC
                                                       manufacturer of           (consisting of 40        Electronics,
                                                       meteorological            portfolios) for which    Inc., a
                                                       measuring systems         UBS Global AM or         manufacturer
                                                       (since 1991).             one of its affiliates    of electronic
                                                                                 serves as investment     assemblies.
                                                                                 advisor, sub-advisor
                                                                                 or manager.

                                                TERM OF
                                                OFFICE+                                                             OTHER
                                POSITION(S)    AND LENGTH                              NUMBER OF PORTFOLIOS     DIRECTORSHIPS
                                    HELD           OF       PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX          HELD BY
    NAME, ADDRESS, AND AGE       WITH FUND    TIME SERVED     DURING PAST 5 YEARS      OVERSEEN BY DIRECTOR       DIRECTOR
------------------------------ ------------- ------------- ------------------------- ------------------------ ----------------
Richard R. Burt; 56               Director   Since 1996    Mr. Burt is chairman      Mr. Burt is a            Mr. Burt is
1275 Pennsylvania Ave., N.W.                               of Diligence LLC          director or trustee of   also a director
Washington, D.C. 20004                                     (international            19 investment            of Hollinger
                                                           information and           companies                International
                                                           security firm) and        (consisting of 40        Inc.
                                                           IEP Advisors              portfolios) for which    (publishing),
                                                           (international            UBS Global AM or         The Central
                                                           investments and           one of its affiliates    European
                                                           consulting firm).         serves as investment     Fund, Inc.,
                                                                                     advisor, sub-advisor     The Germany
                                                                                     or manager.              Fund, Inc.,
                                                                                                              IGT, Inc.
                                                                                                              (provides
                                                                                                              technology to
                                                                                                              gaming and
                                                                                                              wagering
                                                                                                              industry) and
                                                                                                              chairman of
                                                                                                              Weirton Steel
                                                                                                              Corp. (makes
                                                                                                              and finishes
                                                                                                              steel
                                                                                                              products). He
                                                                                                              is also a
                                                                                                              director or
                                                                                                              trustee of
                                                                                                              funds in the
                                                                                                              Scudder
                                                                                                              Mutual Funds
                                                                                                              Family
                                                                                                              (consisting of
                                                                                                              47 portfolios).

Meyer Feldberg; 61                Director   Since 1990    Mr. Feldberg is           Dean Feldberg is a       Dean Feldberg
Columbia University                                        Dean and Professor        director or trustee of   is also a
101 Uris Hall                                              of Management of          33 investment            director of
New York, New York 10027                                   the Graduate School       companies                Primedia Inc.
                                                           of Business,              (consisting of 54        (publishing),
                                                           Columbia University       portfolios) for which    Federated
                                                           (since 1989).             UBS Global AM or         Department
                                                                                     one of its affiliates    Stores, Inc.
                                                                                     serves as investment     (operator of
                                                                                     advisor, sub-advisor     department
                                                                                     or manager.              stores),
                                                                                                              Revlon, Inc.
                                                                                                              (cosmetics),
                                                                                                              Select Medical
                                                                                                              Inc.
                                                                                                              (healthcare
                                                                                                              services) and
                                                                                                              SAPPI, Ltd.
                                                                                                              (producer of
                                                                                                              paper).

                                             TERM OF
                                             OFFICE+                                                             OTHER
                             POSITION(S)    AND LENGTH                              NUMBER OF PORTFOLIOS     DIRECTORSHIPS
                                 HELD           OF       PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX          HELD BY
   NAME, ADDRESS, AND AGE     WITH FUND    TIME SERVED     DURING PAST 5 YEARS      OVERSEEN BY DIRECTOR       DIRECTOR
--------------------------- ------------- ------------- ------------------------- ------------------------ ----------------
Frederic V. Malek; 66          Director   Since 1987    Mr. Malek is              Mr. Malek is a           Mr. Malek is
1455 Pennsylvania Avenue,                               chairman of Thayer        director or trustee of   also a director
N.W. Suite 350                                          Capital Partners          19 investment            of Aegis
Washington, D.C. 20004                                  (merchant bank) and       companies                Communications,
                                                        chairman of Thayer        (consisting of 40        Inc. (tele-
                                                        Hotel Investors III,      portfolios) for which    services),
                                                        Thayer Hotel              UBS Global AM or         American
                                                        Investors II and          one of its affiliates    Management
                                                        Lodging                   serves as investment     Systems, Inc.
                                                        Opportunities Fund        advisor, sub-advisor     (management
                                                        (hotel investment         or manager.              consulting and
                                                        partnerships since                                 computer
                                                        1992).                                             related
                                                                                                           services),
                                                                                                           Automatic
                                                                                                           Data
                                                                                                           Processing,
                                                                                                           Inc.
                                                                                                           (computing
                                                                                                           services), CB
                                                                                                           Richard Ellis,
                                                                                                           Inc. (real
                                                                                                           estate
                                                                                                           services),
                                                                                                           Federal
                                                                                                           National
                                                                                                           Mortgage
                                                                                                           Association,
                                                                                                           FPL Group,
                                                                                                           Inc. (electric
                                                                                                           services),
                                                                                                           Manor Care,
                                                                                                           Inc. (health
                                                                                                           care), and
                                                                                                           Northwest
                                                                                                           Airlines Inc.

                                               TERM OF
                                               OFFICE+                                                             OTHER
                               POSITION(S)    AND LENGTH                              NUMBER OF PORTFOLIOS     DIRECTORSHIPS
                                   HELD           OF       PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX          HELD BY
    NAME, ADDRESS, AND AGE      WITH FUND    TIME SERVED     DURING PAST 5 YEARS      OVERSEEN BY DIRECTOR       DIRECTOR
----------------------------- ------------- ------------- ------------------------- ------------------------ ----------------
Carl W. Schafer; 67              Director   Since 1996    Mr. Schafer is            Mr. Schafer is a         Mr. Schafer is
66 Witherspoon Street #1100                               president of the          director or trustee of   also a director
Princeton, NJ 08542                                       Atlantic Foundation       19 investment            of Labor
                                                          (charitable               companies                Ready, Inc.
                                                          foundation) (since        (consisting of 40        (temporary
                                                          1993).                    portfolios) for which    employment),
                                                                                    UBS Global AM or         Roadway
                                                                                    one of its affiliates    Corp.
                                                                                    serves as investment     (trucking),
                                                                                    advisor, sub-advisor     Guardian Life
                                                                                    or manager.              Insurance
                                                                                                             Company
                                                                                                             Mutual Funds
                                                                                                             (consisting of
                                                                                                             19 portfolios),
                                                                                                             the Harding,
                                                                                                             Loevner
                                                                                                             Funds
                                                                                                             (consisting of
                                                                                                             three
                                                                                                             portfolios),
                                                                                                             E.I.I. Realty
                                                                                                             Securities
                                                                                                             Trust
                                                                                                             (investment
                                                                                                             company) and
                                                                                                             Frontier Oil
                                                                                                             Corporation.

William D. White; 69             Director   Since 2001    Mr. White is retired      Mr. White is a           None
P.O. Box 199                                              (since 1994).             director or trustee of
Upper Black Eddy, PA 18972                                                          19 investment
                                                                                    companies
                                                                                    (consisting of 40
                                                                                    portfolios) for which
                                                                                    UBS Global AM or
                                                                                    one of its affiliates
                                                                                    serves as investment
                                                                                    advisor, sub-advisor
                                                                                    or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
+ Each director holds office for an indefinite term. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.
++ Mrs. Alexander and Mr. Storms are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or any of its affiliates.

                                              TERM OF OFFICE AND
                           POSITION(S) HELD     LENGTH OF TIME         PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, AND AGE     WITH THE FUND         SERVED+               DURING PAST 5 YEARS
------------------------- ------------------ ------------------- ----------------------------------
OFFICERS
T. Kirkham Barneby*; 57     Vice President       Since 2000      Mr. Barneby is a managing
                                                                 director -- quantitative
                                                                 investments of UBS Global
                                                                 AM. Mr. Barneby is a vice
                                                                 president of five investment
                                                                 companies (consisting of six
                                                                 portfolios) for which UBS
                                                                 Global AM or one of its
                                                                 affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

W. Douglas Beck*; 36        Vice President       Since 2003      Mr. Beck is an executive
                                                                 director and head of mutual
                                                                 fund product management of
                                                                 UBS Global AM (since 2002).
                                                                 From March 1998 to November
                                                                 2002, he held various positions
                                                                 at Merrill Lynch, the most
                                                                 recent being first vice president
                                                                 and co-manager of the managed
                                                                 solutions group. Mr. Beck is
                                                                 vice president of 22 investment
                                                                 companies (consisting of 81
                                                                 portfolios) for which UBS
                                                                 Global AM or one of its
                                                                 affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

Thomas Disbrow*; 37         Vice President       Since 2000      Mr. Disbrow is a director and a
                             and Assistant                       senior manager of the mutual
                               Treasurer                         fund finance department of
                                                                 UBS Global AM. Prior to
                                                                 November 1999, he was a vice
                                                                 president of Zweig/Glaser
                                                                 Advisers. Mr. Disbrow is a vice
                                                                 president and assistant treasurer
                                                                 of 19 investment companies
                                                                 (consisting of 40 portfolios) for
                                                                 which UBS Global AM or one
                                                                 of its affiliates serves as
                                                                 investment advisor, sub-advisor
                                                                 or manager.

                                               TERM OF OFFICE AND
                            POSITION(S) HELD     LENGTH OF TIME         PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, AND AGE      WITH THE FUND         SERVED+               DURING PAST 5 YEARS
-------------------------- ------------------ ------------------- ----------------------------------
Amy R. Doberman*; 41         Vice President       Since 2000      Ms. Doberman is a managing
                              and Secretary                       director and general counsel of
                                                                  UBS Global AM. From
                                                                  December 1997 through July
                                                                  2000, she was general counsel of
                                                                  Aeltus Investment
                                                                  Management, Inc. Ms.
                                                                  Doberman is vice president and
                                                                  secretary of five investment
                                                                  companies (consisting of 44
                                                                  portfolios) and a vice president
                                                                  and secretary of 19 investment
                                                                  companies (consisting of 40
                                                                  portfolios) for which UBS
                                                                  Global AM or one of its
                                                                  affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

David M. Goldenberg*; 36     Vice President       Since 2002      Mr. Goldenberg is an executive
                              and Assistant                       director and deputy general
                                Secretary                         counsel of UBS Global AM.
                                                                  From 2000 to 2002, he was
                                                                  director, legal affairs at Lazard
                                                                  Asset Management. Mr.
                                                                  Goldenberg served in various
                                                                  capacities, including most
                                                                  recently as global director of
                                                                  compliance at SSB Citi Asset
                                                                  Management Group from 1996
                                                                  to 2000. Mr. Goldenberg is vice
                                                                  president and secretary of five
                                                                  investment companies
                                                                  (consisting of 44 portfolios) and
                                                                  a vice president and assistant
                                                                  secretary of 19 investment
                                                                  companies (consisting of 40
                                                                  portfolios) for which UBS
                                                                  Global AM or one of its
                                                                  affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

                                                  TERM OF OFFICE AND
                               POSITION(S) HELD     LENGTH OF TIME         PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE       WITH THE FUND         SERVED+               DURING PAST 5 YEARS
----------------------------- ------------------ ------------------- ----------------------------------
John J. Holmgren**; 64          Vice President       Since 2000      Mr. Holmgren is a managing
                                                                     director of UBS Global AM
                                                                     (since August 2000). Mr.
                                                                     Holmgren is also president,
                                                                     chief executive officer and a
                                                                     director of DSI. He is a vice
                                                                     president of two investment
                                                                     companies (consisting of three
                                                                     portfolios) for which UBS
                                                                     Global AM or one of its
                                                                     affiliates serves as investment
                                                                     advisor, sub-advisor or manager.

John J. Holmgren, Jr.**; 42     Vice President       Since 2000      Mr. Holmgren is a managing
                                                                     director of UBS Global AM
                                                                     (since August 2000). Mr.
                                                                     Holmgren is also executive vice
                                                                     president, chief operating
                                                                     officer, a portfolio manager and
                                                                     a director of DSI.
                                                                     Mr. Holmgren is a vice
                                                                     president of two investment
                                                                     companies (consisting of three
                                                                     portfolios) for which UBS
                                                                     Global AM or one of its
                                                                     affiliates serves as investment
                                                                     advisor, sub-advisor or manager.

Kevin J. Mahoney*; 37           Vice President       Since 1999      Mr. Mahoney is a director and a
                                 and Assistant                       senior manager of the mutual
                                   Treasurer                         fund finance department of
                                                                     UBS Global AM. Prior to April
                                                                     1999, he was the manager of the
                                                                     mutual fund internal control
                                                                     group of Salomon Smith
                                                                     Barney. Mr. Mahoney is a vice
                                                                     president and assistant treasurer
                                                                     of 19 investment companies
                                                                     (consisting of 40 portfolios) for
                                                                     which UBS Global AM or one
                                                                     of its affiliates serves as
                                                                     investment advisor, sub-advisor
                                                                     or manager.

                                             TERM OF OFFICE AND
                          POSITION(S) HELD     LENGTH OF TIME         PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE     WITH THE FUND         SERVED+               DURING PAST 5 YEARS
------------------------ ------------------ ------------------- ----------------------------------
Paul H. Schubert*; 40      Vice President       Since 1995      Mr. Schubert is an executive
                            and Treasurer                       director and head of the mutual
                                                                fund finance department of
                                                                UBS Global AM. Mr. Schubert
                                                                is treasurer and principal
                                                                accounting officer of three
                                                                investment companies
                                                                (consisting of 41 portfolios), a
                                                                vice president and treasurer of
                                                                20 investment companies
                                                                (consisting of 41 portfolios) and
                                                                treasurer and chief financial
                                                                officer of one investment
                                                                company (consisting of two
                                                                portfolios) for which UBS
                                                                Global AM or one of its
                                                                affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Joseph A. Varnas*; 35         President         Since 2003      Mr. Varnas is a managing
                                                                director (since March 2003),
                                                                chief technology officer (since
                                                                March 2001) and head of
                                                                product, technology and
                                                                operations of UBS Global AM
                                                                (since November 2002). From
                                                                2000 to 2001, he was manager
                                                                of product development in
                                                                Investment Consulting Services
                                                                at UBS Financial Services Inc.
                                                                Mr. Varnas was a senior analyst
                                                                in the Global Securities
                                                                Research and Economics Group
                                                                at Merrill Lynch from 1995 to
                                                                1999. Mr. Varnas is president of
                                                                22 investment companies
                                                                (consisting of 81 portfolios) for
                                                                which UBS Global AM or one
                                                                of its affiliates serves as
                                                                investment advisor, sub-advisor
                                                                or manager.

                                             TERM OF OFFICE AND
                          POSITION(S) HELD     LENGTH OF TIME         PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE     WITH THE FUND         SERVED+               DURING PAST 5 YEARS
------------------------ ------------------ ------------------- ----------------------------------
Keith A. Weller*; 41       Vice President       Since 1995      Mr. Weller is a director and
                            and Assistant                       senior associate general counsel
                              Secretary                         of UBS Global AM. Mr. Weller
                                                                is a vice president and assistant
                                                                secretary of 19 investment
                                                                companies (consisting of 40
                                                                portfolios) for which UBS
                                                                Global AM or one of its
                                                                affiliates serves as investment
                                                                advisor, sub-advisor or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 400 Atlantic Street, Stamford, CT 06901. John J. Holmgren, Jr. is the son of John J. Holmgren.

+ Officers are appointed by the directors and serve at the pleasure of the board.


              INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES




                                                                  AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN ALL REGISTERED
                                                               INVESTMENT COMPANIES OVERSEEN BY
                                                               DIRECTOR FOR WHICH UBS GLOBAL AM
                                  DOLLAR RANGE OF EQUITY     OR AN AFFILIATE SERVES AS INVESTMENT
DIRECTOR                            SECURITIES IN FUND+        ADVISOR, SUB-ADVISOR OR MANAGER+
------------------------------   ------------------------   -------------------------------------
INTERESTED DIRECTORS
Margo N. Alexander ...........             None                         Over $100,000
Brian M. Storms ..............             None                         $1 - $10,000
INDEPENDENT DIRECTORS
Richard Q. Armstrong .........             None                         Over $100,000
David J. Beaubien ............             None                         Over $100,000
Richard R. Burt ..............             None                       $10,001 - $50,000
Meyer Feldberg ...............             None                         Over $100,000
Frederic V. Malek ............             None                      $50,001 - $100,000
Carl W. Schafer ..............             None                         Over $100,000
William D. White .............             None                       $10,001 - $50,000

----------
+     Information regarding ownership is as of December 31, 2002.


                                  COMMITTEES

     The fund has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Directors. Richard Q. Armstrong is chairperson of the Audit and Contract Review Committee. The following Independent Directors are the sole members of the Nominating Committee: Meyer Feldberg (chairperson), Carl W. Schafer and William D. White.

     The Audit and Contract Review Committee is responsible for, among other things: (i) overseeing the scope of the fund's audit, the quality and objectivity of the fund's financial statements, the fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (ii) approving, and recommending to the board, for ratification, the selection, appointment, retention or termination of the fund's independent auditors; (iii) determining the compensation of the fund's independent auditors; and (iv) pre-approving all audit and non-audit services provided to the fund and permissible non-audit services to be provided to the fund's affiliates to the extent that such approval is required under applicable regulations of the SEC. In furtherance of its duties, the Audit and Contract Review Committee also is responsible for, among other things: obtaining assurance from the fund's independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to the fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; reviewing certain matters relating to internal controls and disclosure controls and procedures at the fund and the fund's service providers; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit and Contract Review Committee has the responsibilities described above, it is not responsible for planning or conducting the fund's audit or determining whether the fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Absent actual knowledge to the contrary, Audit and Contract Review Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

     The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the fund and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the compensation paid by the fund. The Audit and Contract Review Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fund's fiscal year ended March 31, 2003, the Audit and Contract Review Committee held three meetings.

     The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board and reviewing the compensation arrangements for each of the directors. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae.


   INFORMATION ABOUT INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES ISSUED BY
            UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                  OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

     As of December 31, 2002, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.


                                 COMPENSATION

     Each Independent Director receives, in the aggregate from UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

     The table below includes certain information relating to the compensation of the fund's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

                              COMPENSATION TABLE+




                                                                       TOTAL COMPENSATION
                                            AGGREGATE COMPENSATION     FROM THE FUND AND
NAME OF PERSON, POSITION                        FROM THE FUND*         THE FUND COMPLEX**
----------------------------------------   ------------------------   -------------------
Richard Q. Armstrong, Director .........             $261                   $111,125
David J. Beaubien, Director ............              246                    108,000
Richard R. Burt, Director ..............              246                    108,000
Meyer Feldberg, Director ...............              256                    210,250
Frederic V. Malek, Director ............              246                    108,000
Carl W. Schafer, Director ..............              246                    108,000
William D. White, Director .............              246                    108,000

----------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.

* Represents fees paid to each director during the fiscal year ended March 31, 2003.

** Represents fees paid during the calendar year ended December 31, 2002 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Malek, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.


            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     As of June 30, 2003, directors and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

     As of June 30, 2003, the following shareholder was shown in the fund's records as owning 5% or more of any class of the fund's shares:




                                                       PERCENTAGE OF SHARES
                                                        BENEFICIALLY OWNED
NAME AND ADDRESS*                                      AS OF JUNE 30, 2003
-------------------------------                       ---------------------
UBS Financial Services Inc. FBO
 Joyce L. Young Conservator
 Estate of Gregory K. Jackson
 A Protected Person .................................    8.20% (Class Y)
UBS Financial Services Inc. FBO
 Philip E. McCarthy M.D.
 Profit Sharing Plan ................................    5.62% (Class Y)

----------
*     The shareholder listed may be contacted c/o UBS Global Asset Management
      (US) Inc., Attn: Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.


                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment advisor and administrator to the fund pursuant to a contract ("Advisory and Administration Contract") with the fund. Under the Advisory and Administration Contract, the fund pays UBS Global AM a fee, computed daily and paid monthly, at the annual rate of 0.70% of its average daily net assets.

     During the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the fund paid (or accrued) investment advisory and administrative fees of $1,112,143, $1,530,952 and $1,802,842, respectively, under the Advisory and Administration Contract and a prior, substantially similar, contract. For the fiscal year ended March 31, 2002, UBS Global AM voluntarily waived $416 of its fee under the Advisory and Administration Contract in connection with the fund's investment of cash collateral from securities lending in a private investment vehicle managed by UBS Global AM.

     Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and the maintenance of such registrations and qualifications;
(5) fees and salaries payable to board members who are not interested persons of the fund or UBS Global AM; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; (18) costs of mailing, stationery and communications equipment;
(19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; (21) interest on borrowings of the fund; and (22) fees or expenses related to license agreements with respect to securities indices.

     Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to UBS Global AM, or by UBS Global AM on 60 days' written notice to the fund.

     The Advisory and Administration Contract authorizes UBS Global AM to retain one or more sub-advisors but does not require UBS Global AM to do so. Under a sub-advisory contract between UBS Global AM and DSI ("Sub-Advisory Contract"), DSI serves as sub-advisor for the fund. Under the Sub-Advisory Contract, UBS Global AM (not the fund) pays DSI a fee in the annual amount of 0.35% of the fund's average daily net assets. For the fiscal years ended March 31, 2003, and March 31, 2002, and the period from February 8, 2001 to March 31, 2001, UBS Global AM paid DSI fees under the Sub-Advisory Contract of $556,072, $765,476 and $123,036, respectively.

     Under the Sub-Advisory Contract, DSI will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund, its shareholders or UBS Global AM in connection with the Sub-Advisory Contract, except any liability to any of them to which DSI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory and Administration Contract and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' notice to DSI, or by DSI on 120 days' notice to UBS Global AM. The Sub-Advisory Contract also may be terminated by

UBS Global AM (1) upon material breach by DSI of its representations and warranties, which breach shall not have been cured within a 20-day period after the notice of such breach, (2) if DSI becomes unable to discharge its duties and obligations under the Sub-Advisory Contract; or (3) upon 120 days' notice to DSI.


     At the fund's board meeting held on July 23, 2003, the board members considered and approved the continuance of the fund's Advisory and Administration Contract with UBS Global AM and Sub-Advisory Contract with DSI. Prior to that meeting, the board's Audit and Contract Review Committee (the "Committee") (as noted above, comprised of the board's Independent Directors) had met to review and discuss the investment advisory and administration services provided to the fund over the course of the year by UBS Global AM. In considering the continuance of the Advisory and Administration Contract, the Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under the Advisory and Administration Contract, and the cost allocation methods used in calculating such expenses. The Committee also reviewed UBS Global AM's profitability in managing the fund; the current fees paid by the fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract.

     The Committee also evaluated the performance of the fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics. Based on all of the above, as well as other factors and considerations, the Committee recommended to the full board that the board approve the continuance of the Advisory and Administration Contract.

     The full board reviewed the factors considered by the Committee and also gave substantial consideration to the fees payable under the contract. In this regard, the board evaluated UBS Global AM's profitability with respect to the fund, including consideration of both the actual dollar amount of fees paid by the fund directly to UBS Global AM and so-called "fallout benefits" to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to the fund, the research services available to UBS Global AM by reason of commissions from other funds, and transfer agency related services fees received by UBS Financial Services Inc. or UBS Global AM for certain transfer agency related services performed for the fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the board concluded the fees to be paid to UBS Global AM under the contract were fair and reasonable, and the scope and quality of UBS Global AM's services to the fund were consistent with the fund's operational requirements and sufficient to approve the continuance of the fund's Advisory and Administration Contract between the fund and UBS Global AM.

     The Committee also evaluated the Sub-Advisory Contract between UBS Global AM and DSI. In its consideration of the Sub-Advisory Contract, the Committee considered the management and advisory needs of the fund in light of the fund's investment objective and policies. The Committee also considered the quality of the investment management and advisory services being provided by DSI, which included a discussion regarding the skill, experience and talent needed to perform the investment advisory services for the fund; the research resources available to DSI and its organizational capabilities and financial resources in order to determine whether they are sufficient to provide the appropriate nature and quality of advisory services; the procedures of DSI with respect to possible conflicts of interest, including DSI's Code of Ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures; and information regarding the advisory fees paid to advisors of comparable funds. As a result of its evaluation of those factors, the Committee recommended that the board approve the continuance of the current Sub-Advisory Contract. The full board, upon review of the factors considered by the Committee as well as other factors and considerations as it deemed relevant, approved the continuance of the Sub-Advisory Contract.

     SECURITIES LENDING. During the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the fund paid (or accrued) $2,701, $4,424 and $11,664 respectively, to UBS Financial Services Inc. for its services as securities lending agent.

     BANK LINE OF CREDIT. The fund participates with other funds managed, advised or sub-advised by UBS Global AM or its affiliates in a $300 million committed credit facility (the "Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

     Under the facility arrangement, the fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the fiscal year ended March 31, 2003, the fund did not borrow under the Facility. For the fiscal year ended March 31, 2003, the fund paid a commitment fee of $1,496 to UBS AG.

     PERSONAL TRADING POLICIES. The fund, UBS Global AM and DSI have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

     PROXY VOTING POLICIES AND PROCEDURES. The fund's board believes that the voting of proxies on securities held by the fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to DSI. Following is a summary of DSI's proxy voting policy.

     The proxy voting policy of DSI is based on its belief that voting rights have economic value and must be treated accordingly. Generally, DSI expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. DSI may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with DSI's proxy voting policy.

     When DSI's view of a company's management is favorable, DSI generally supports current management initiatives. When DSI's view is that changes to the management structure would probably increase shareholder value, DSI may not support existing management proposals. In general, DSI: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

     DSI has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, DSI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities. Whenever DSI is aware of a conflict with respect to a particular proxy, its Investment Management Committee is required to review and agree to the manner in which such proxy is voted.

     TRANSFER AGENCY RELATED SERVICES. PFPC Inc. ("PFPC"), the fund's transfer agent, (not the fund) pays UBS Global AM for certain transfer agency related services that PFPC has delegated to UBS Global AM.

     PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract ("Principal Underwriting

Contract"). The Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM has entered into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.

     Under separate plans pertaining to the Class A, Class B and Class C shares of the fund adopted by the fund in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the fund pays UBS Global AM a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of the class of shares. Under the Class B and the Class C Plan, the fund pays UBS Global AM a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the fund's Class Y shares and the fund pays no service or distribution fees with respect to its Class Y shares.

     UBS Global AM uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

     UBS Global AM uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling the fund's Class B and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. UBS Global AM also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to UBS Global AM's distribution activities.

     UBS Global AM compensates investment professionals when Class B and Class C shares are bought by investors, as well as on an ongoing basis.

     UBS Global AM receives the proceeds of the initial sales charge paid when Class A and Class C shares are bought and of the deferred sales charge paid upon sales of Classes A, B and C shares. These proceeds also may be used to cover distribution expenses.

     The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to UBS Global AM for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if UBS Global AM's expenses for the fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if UBS Global AM's service or distribution expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be UBS Global AM's sole responsibility and not that of the fund. Annually, the board reviews the Plans and UBS Global AM's corresponding expenses for each class of shares of the fund separately from the Plans and expenses of the other classes of shares.

     Among other things, each Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the fund shall be committed to the discretion of the board members who are not "interested persons" of the fund.

     In reporting amounts expended under the Plans to the board members, UBS Global AM allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.

     The fund paid (or accrued) the following service and/or distribution fees to UBS Global AM under the Class A Plan, Class B Plan and Class C Plan for the fiscal year ended March 31, 2003:



   Class A ..................................................  $220,264
   Class B ..................................................   480,089
   Class C ..................................................   215,036

     UBS Global AM estimates that it and its affiliates incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended March 31, 2003:


                       Class A
Marketing and advertising ...................................  $186,041
Amortization of commissions .................................         0
Branch network costs allocated and interest expense .........   351,350
Service fees paid to Financial Advisors .....................    81,496
                       Class B
Marketing and advertising ...................................  $100,862
Amortization of commissions .................................   285,521
Branch network costs allocated and interest expense .........   191,686
Service fees paid to Financial Advisors .....................    44,408
                       Class C
Marketing and advertising ...................................  $ 45,097
Amortization of commissions .................................    78,712
Branch network costs allocated and interest expense .........    85,208
Service fees paid to Financial Advisors .....................    19,892

     "Marketing and advertising" includes various internal costs allocated by UBS Global AM to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the fund's shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the fund's shares during this period, and "service fees paid to Financial Advisors" represents compensation paid by UBS Financial Services Inc. to its financial advisers.

     In approving the fund's overall Flexible PricingSM system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered, as relevant (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges, (2) UBS Global AM's belief that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and Financial Advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM, (5) the services provided by dealers pursuant to each dealer agreement with UBS Global AM and (6) UBS Global AM's shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the board members also recognized that UBS Global AM's willingness to compensate dealers without the concomitant receipt by UBS Global AM of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

     With respect to each Plan, the board considered all compensation that UBS Global AM would receive under that Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM under each Plan in that UBS Global AM would receive service, distribution, advisory and administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if that Plan were successful and the fund attained and maintained significant asset levels.

     Under the Principal Underwriting Contract and prior similar principal underwriting contracts between the fund and UBS Global AM for the Class A shares for the fiscal years set forth below, UBS Global AM earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc.:


                                               FISCAL YEARS ENDED MARCH 31,
                                           ------------------------------------
                                              2003         2002         2001
                                           ----------   ----------   ----------
CLASS A
 Earned ................................    $11,066      $15,608      $97,749
 Retained ..............................      6,973        2,120        6,490
CLASS C
 Earned ................................    $ 1,513      $   904      $     0
 Retained ..............................        956          551            0

     UBS Global AM earned and retained the following deferred sales charges paid upon certain redemptions of shares for the fiscal year ended March 31, 2003:


               Class A .................................    $      0
               Class B .................................     124,199
               Class C .................................         359


                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the board, the sub-advisor is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, the sub-advisor seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the sub-advisor generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the fund paid $26,174, $85,753 and $542,471, respectively, in brokerage commissions.

     The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the sub-advisor and UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Advisory and Administration Contract authorize UBS Global AM, the sub-advisor and any of their affiliates that is a member of a national securities exchange to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     No brokerage commissions were paid by the fund to UBS Financial Services Inc. or any other affiliated brokers for the fiscal years ended March 31, 2003 and March 31, 2002. For the fiscal years ended

March 31, 2001, the fund paid $36,378 in brokerage commissions to UBS Financial Services Inc. or other affiliated brokers. All brokerage commissions paid to affiliated brokers prior to November 2000 were paid to UBS Financial Services Inc.

     Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM and the sub-advisor, are similar to those in effect with respect to brokerage transactions in securities.

     In selecting brokers, the sub-advisor will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, the sub-advisor may cause the fund to purchase and sell portfolio securities through brokers who provide the sub-advisor with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that the sub-advisor determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of the sub-advisor to the fund and its other clients.

     Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

     During the fiscal year ended March 31, 2003, the fund directed $8,815,975 in portfolio transactions to brokers chosen because they provide brokerage or research services, for which the fund paid $6,421 in brokerage commissions.

     For purchases or sales with broker-dealer firms that act as principal, the sub-advisor seeks best execution. Although the sub-advisor may receive certain research or execution services in connection with these transactions, the sub-advisor will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The sub-advisor may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to its duty to seek best execution. In addition to engaging in agency transactions in over-the-counter equity and debt securities in return for research and execution services, the sub-advisor may also receive research and execution services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions, markups or markdowns) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to the sub-advisor's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by the sub-advisor in advising other funds or accounts and, conversely, research services furnished to the sub-advisor by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

     Investment decisions for the fund and for other investment accounts managed by the sub-advisor are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in many cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

     The fund will not purchase securities that are offered in underwritings in which UBS Financial Services Inc. or another affiliate of the sub-advisor or UBS Global AM is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS Financial Services Inc. or any other affiliate of the sub-advisor or UBS Global AM not participate in or benefit from the sale to the fund.

     As of March 31, 2003, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:



ISSUER                                      TYPE OF SECURITY       VALUE
------                                     ------------------  -------------
Lehman Brothers Holdings, Inc. ..........     Common Stock      $1,322,475


     PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when the sub-advisor deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the fund's portfolio turnover rates were 4%, 26% and 107%, respectively.

            REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND
                   REDEMPTION INFORMATION AND OTHER SERVICES

ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

     To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's Financial Advisor professional of its portion of the sales charge adjustment. Once received from the Financial Advisor, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Letter of Intent. No sales charge adjustment will be made unless and until the investor's Financial Advisor professional returns any excess commissions previously received.

     To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's Financial Advisor and UBS Global AM, as applicable, in accordance with the prospectus.

     Letters of Intent are not available for certain employee benefit plans.

     WAIVERS OF SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     o Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

     o Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     o Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

     REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ("PFPC"), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes--Special Rule for Class A Shareholders," below.

     PAYMENTS BY UBS GLOBAL AM--CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

     PAYMENTS BY UBS GLOBAL AM--CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, UBS Global AM may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ("Family Funds" include the fund, other UBS Funds, UBS PACESM Select Funds and other funds for which UBS Global AM (or prior to August 1, 2003, any of its affiliates) serves as principal underwriters) to shareholders who buy $10 million or more at any one time.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of other Family Funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

     If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

     The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

     FINANCIAL INSTITUTIONS. The fund may authorize financial institutions or their agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.


     AUTOMATIC INVESTMENT PLAN--CLASS A, CLASS B AND CLASS C SHARES. UBS Financial Services Inc. offers an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.


     AUTOMATIC CASH WITHDRAWAL PLAN--CLASS A, CLASS B AND CLASS C SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

     o Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     o Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.


     Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.


     An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your Financial Advisor will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your Financial Advisor or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their Financial Advisor or by calling 1-800-647 1568.

     INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs may be available through your investment professional through which investments may be made in shares of the fund, as well as in other investments. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

     TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C or Class Y shares of the fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with UBS Global AM relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.


                          CONVERSION OF CLASS B SHARES

     Class B shares of the fund will automatically convert to Class A shares of the fund, based on the relative net asset values per share of each class, as of the close of business on the first Business Day (as defined below under "Valuation of Shares") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.


                              VALUATION OF SHARES

     The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by UBS Global AM as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the Nasdaq Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of UBS Global AM or the sub-advisor, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

                            PERFORMANCE INFORMATION

     The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN (BEFORE TAXES) CALCULATIONS. Average annual total return quotes before taxes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:



         P(1 + T)n = ERV
where:           P = a hypothetical initial payment of $1,000 to purchase shares of a specified class
                 T = average annual total return of shares of that class
                 n = number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

     TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) CALCULATIONS. Total return (after taxes on distributions) quotes used in the fund's Performance Advertisements are calculated according to the following formula:



         P(1 + T)n = ATVD
where:           P = a hypothetical initial payment of $1,000 to purchase shares of a specified class
                 T = average annual total return (after taxes on distributions) of shares of that class
                 n = number of years
              ATVD = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period, after taxes on fund distributions but not after taxes on redemptions.

     TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)
CALCULATIONS. Total return (after taxes on distributions and redemptions) quotes used in the fund's Performance Advertisements are calculated according to the following formula:



          P(1+T)n = ATVDR
where:          P = a hypothetical initial payment of $1,000 to purchase shares of a specified class
                T = average annual total return (after taxes on distributions and redemptions) of shares of that class
                n = number of years
            ATVDR = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period, after taxes on fund distributions and redemptions.

     Under the foregoing formulas, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change before or after taxes, as applicable, in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A and Class C shares, the maximum sales charge of 5.5% and 1%, respectively, is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following table shows performance information for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.



CLASS                                                             CLASS A        CLASS B        CLASS C        CLASS Y
(INCEPTION DATE)                                                 (5/22/86)      (7/1/91)       (7/2/92)       (3/30/98)
----------------                                                 ---------      --------       --------       ---------
One Year ended March 31, 2003:
 Standardized Return Before Taxes* ..........................      (26.32)%       (26.52)%       (24.23)%       (21.96)%
 Standardized Return After Taxes on Distributions* ..........      (26.60)%       (26.55)%       (24.25)%       (22.27)%
 Standardized Return After Taxes on Distributions and
   Redemptions of Fund Shares* ..............................      (16.15)%       (16.28)%       (14.88)%       (13.47)%
 Non-Standardized Return ....................................      (22.02)%       (22.66)%       (22.68)%       (21.96)%
Five Years ended March 31, 2003:
 Standardized Return Before Taxes* ..........................       (5.77)%        (5.75)%        (5.62)%        (4.52)%
 Standardized Return After Taxes on Distributions* ..........       (6.88)%        (6.77)%        (6.63)%        (5.68)%
 Standardized Return After Taxes on Distributions and
   Redemptions of Fund Shares* ..............................       (4.59)%        (4.50)%        (4.41)%        (3.66)%
 Non-Standardized Return ....................................       (4.70)%        (5.45)%        (5.43)%        (4.52)%
Ten Years ended March 31, 2003:
 Standardized Return Before Taxes*# .........................        7.99%          8.11%          7.66%           N/A
 Standardized Return After Taxes on Distributions*# .........        5.76%          5.98%          5.56%           N/A
 Standardized Return After Taxes on Distributions and
   Redemptions of Fund Shares*# .............................        5.86%          6.05%          5.70%           N/A
 Non-Standardized Return ....................................        8.60%          8.11%          7.77%           N/A
Inception to March 31, 2003:
 Standardized Return Before Taxes*# .........................       10.57%         12.98%          9.97%         (4.32)%
 Standardized Return After Taxes on Distributions*# .........        8.85%         11.03%          7.96%         (5.49)%
 Standardized Return After Taxes on Distributions and
   Redemptions of Fund Shares*# .............................        8.52%         10.58%          7.81%         (3.50)%
 Non-Standardized Return ....................................       10.95%         12.98%         10.07%         (4.32)%

----------
* All Standardized Return figures for Class A and Class C shares reflect deduction of the current maximum sales charge of 5.5% and 1%, respectively. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable deferred sales charge imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

#   Assumes Conversion of Class B to Class A shares after six years.

     OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of recognized stock, bond and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form.

     Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote (Registered Trademark) Money Markets.

                                     TAXES

     BACKUP WITHHOLDING. The fund is required to withhold up to 28% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other fund shares (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

     SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of the fund within 90 days of purchase and subsequently acquires Class A shares of the fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Family Fund shares subsequently acquired.

     CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net gains from certain foreign currency transactions), determined without regard to any deduction for dividends paid ("Distribution Requirement") and must meet several additional requirements. These additional requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders.

     If the fund failed to qualify for treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

     A portion of the dividends from the fund's investment company taxable income (whether paid in cash or in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the fund receives from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Because many companies in which Fund invests do not pay significant dividends on their stock, the Fund will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

     If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Dividends and interest received, and gains realized, by the fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     The fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is a foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the extent it distributes that income to its shareholders.

     If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

     The fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Certain futures, and foreign currency contracts and listed non-equity options (such as those on a securities index in which the fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

     Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains, referred to as "section 988" gains or losses, will increase or decrease the amount of the fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

     Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by the fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

     When a covered call option written (sold) by the fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, the fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

     If the fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

     The fund may acquire zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index. The fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if it receives no corresponding payment on them during the year. The fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because the fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.


                               OTHER INFORMATION

     CLASSES OF SHARES. The fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 and Sub-Class B-4 shares. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

     VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the fund may elect all of the board members of the fund. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class.

     The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the fund may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the fund.

     CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

     PRIOR NAMES. Prior to June 9, 2003, the fund was known as "UBS Financial Services Fund Inc." Prior to April 8, 2002, the fund was known as "Brinson Financial Services Growth Fund Inc." Prior to June 4, 2001, the fund was known as "PaineWebber Financial Services Growth Fund Inc."

     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, DE 19809.

     COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

     AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as independent auditors for the fund.


                             FINANCIAL STATEMENTS

     The fund's Annual Report to Shareholders for its last fiscal year ended March 31, 2003 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.





                              -------------------






(Copyright)  2003 UBS Global Asset Management (US) Inc.
All rights reserved.



                                                                             UBS
                                                                FINANCIAL SECTOR
                                                                            FUND





   ------------------------------------------------------------------------
                      Statement of Additional Information


                                       July 29, 2003

   ------------------------------------------------------------------------